UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant	[X]
Filed by a Party other than the Registrant	[ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Section 240.14a-12

DCAP GROUP, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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2)	Aggregate number of securities to which transaction applies: not applicable

3)
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not applicable

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[ ]	Fee paid previously with preliminary materials:

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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DCAP GROUP, INC.
1158 Broadway
Hewlett, New York 11557

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON SEPTEMBER 22, 2006

To the Stockholders of DCAP Group, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of DCAP Group, Inc., a Delaware corporation, will be held on September 22, 2006 at 90 Merrick Avenue, 9th Floor, East Meadow, New York, at 10:00 a.m., for the following purposes:

1.	To elect six directors for the coming year.

2.	To transact such other business as may properly come before the meeting.

Only stockholders of record at the close of business on August 17, 2006 are entitled to notice of and to vote at the meeting or at any adjournment thereof.

Morton L. Certilman
Secretary

Hewlett, New York
August 25, 2006

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE VOTE, DATE AND SIGN THE ENCLOSED PROXY, WHICH IS SOLICITED BY OUR BOARD OF DIRECTORS, AND RETURN IT IN THE PRE-ADDRESSED ENVELOPE PROVIDED FOR THAT PURPOSE. ANY STOCKHOLDER MAY REVOKE HIS PROXY AT ANY TIME BEFORE THE MEETING BY WRITTEN NOTICE TO SUCH EFFECT, BY SUBMITTING A SUBSEQUENTLY DATED PROXY OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

DCAP GROUP, INC.
1158 Broadway
Hewlett, New York 11557
____________________________

PROXY STATEMENT
____________________________

EXPLANATORY NOTE

All references in this proxy statement to numbers of common shares and per share information give retroactive effect to the one-for-five reverse split of our common shares effected as of August 26, 2004.

SOLICITING, VOTING AND REVOCABILITY OF PROXY

This proxy statement is being mailed to all stockholders of record at the close of business on August 17, 2006 in connection with the solicitation by the Board of Directors of proxies to be voted at the Annual Meeting of Stockholders to be held on September 22, 2006 at 10:00 a.m., local time, or any adjournment thereof. The proxy and this proxy statement were mailed to stockholders on or about August 29, 2006.

All shares represented by proxies duly executed and received will be voted on the matters presented at the meeting in accordance with the instructions specified in such proxies. Proxies so received without specified instructions will be voted FOR the nominees named in the proxy to our Board of Directors.

Our Board does not know of any other matters that may be brought before the meeting nor does it foresee or have reason to believe that proxy holders will have to vote for substitute or alternate nominees to the Board. In the event that any other matter should come before the meeting or any nominee is not available for election, the person named in the enclosed proxy will have discretionary authority to vote all proxies not marked to the contrary with respect to such matters in accordance with his best judgment.

The total number of common shares outstanding and entitled to vote as of August 17, 2006 was 2,896,024. The common shares are the only class of securities entitled to vote on matters presented to our stockholders, each share being entitled to one vote.

Our Restated Certificate of Incorporation provides for cumulative voting of shares for the election of directors. This means that each stockholder has the right to cumulate his votes and give to one or more nominees as many votes as equals the number of directors to be elected (six) multiplied by the number of shares he is entitled to vote. A stockholder may therefore cast his votes for one nominee or distribute them among two or more of the nominees. A majority of the common shares outstanding and entitled to vote as of August 17, 2006, or 1,448,013 common shares, must be present at the meeting in person or by proxy in order to constitute a quorum for the transaction of business. Only stockholders of record as of the close of business on August 17, 2006 will be entitled to vote. With regard to the election of directors, votes may be cast in favor or withheld. The directors shall be elected by a plurality of the votes cast in favor. Accordingly, based upon there being six nominees, each person who receives one or more votes will be elected as a director. Votes withheld in connection with the election of one or more of the nominees for director will not be counted as votes cast for such individuals and may be voted for the other nominees.

Any person giving a proxy in the form accompanying this proxy statement has the power to revoke it at any time before its exercise. The proxy may be revoked by filing with us written notice of revocation or a fully executed proxy bearing a later date. The proxy may also be revoked by affirmatively electing to vote in person while in attendance at the meeting. However, a stockholder who attends the meeting need not revoke a proxy given and vote in person unless the stockholder wishes to do so. Written revocations or amended proxies should be sent to us at 1158 Broadway, Hewlett, New York 11557, Attention: Corporate Secretary.

The proxy is being solicited by our Board of Directors. We will bear the cost of the solicitation of proxies, including the charges and expenses of brokerage firms and other custodians, nominees and fiduciaries for forwarding proxy materials to beneficial owners of our shares. Solicitations will be made primarily by mail, but certain of our directors, officers or employees may solicit proxies in person or by telephone, telecopier or email without special compensation.

A list of stockholders entitled to vote at the meeting will be available for examination by any stockholder for any purpose germane to the meeting, during ordinary business hours, for ten days prior to the meeting, at our offices, 1158 Broadway, Hewlett, New York 11557, and also during the whole time of the meeting for inspection by any stockholder who is present. To contact us, stockholders should call (516) 374-7600.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth certain information concerning the compensation for the fiscal years ended December 31, 2005, 2004 and 2003 for Barry B. Goldstein, our Chief Executive Officer:

Name and Principal Position	Year	Annual Compensation		Long Term Compensation Awards Shares Underlying Options	All Other Compensation
		Salary	Bonus

Barry B. Goldstein Chief Executive Officer	2005	$350,000	$50,000(1)	-	-
	2004	350,000	100,000(2)	-	-
	2003	300,000	100,000(3)	-	-

(1)	Paid in August 2006 for services rendered during 2005.
(2)	Paid in August 2005 for services rendered during 2004.
(3)	Paid in June 2004 for services rendered during 2003.

Option Tables

Option Grants In Fiscal Year Ended December 31, 2005

Name	Number of Common Shares Underlying Options Granted	Percentage of Total Options Granted to Employees in Fiscal Year	Exercise Price	Expiration Date

Barry B. Goldstein	-	-	-	-

Aggregated Option Exercises In Fiscal Year
Ended December 31, 2005 And Fiscal Year-End Option Values

Name	Number of Shares Acquired on Exercise	Value Realized	Number of Shares Underlying Unexercised Options at December 31, 2005 Exercisable/Unexercisable	Value of Unexercised In-the-Money Options at December 31, 2005 Exercisable/Unexercisable

Barry B. Goldstein	40,000	$64,400	166,000 / -0-	$179,280 / $ -0-

Long-Term Incentive Plan Awards

No awards were made to Mr. Goldstein during the fiscal year ended December 31, 2005 under any long-term incentive plan.

Compensation of Directors

Our non-employee directors are entitled to receive compensation for their services as directors as follows:

•	$15,000 per annum
•	additional $5,000 per annum for committee chair
•	$500 per Board meeting attended ($250 if telephonic)
•	$250 per committee meeting attended ($125 if telephonic)

In addition, during the year ended December 31, 2005, Mr. Certilman received a fee of approximately $60,000 from us for consulting services. The Audit Committee has approved an extension of such consulting arrangement through October 31, 2006.

Employment Contracts, Termination of Employment and Change-in-Control Arrangements

Mr. Goldstein is employed as our President, Chairman of the Board and Chief Executive Officer pursuant to an employment agreement that expires on April 1, 2007. Mr. Goldstein is entitled to receive a salary of $350,000 per annum plus such additional compensation as may be determined by the Board of Directors. Pursuant to the employment agreement with Mr. Goldstein, he would be entitled, under certain circumstances, to a payment equal to one and one-half times his then annual salary in the event of the termination of his employment following a change of control of DCAP.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

Security Ownership

The following table sets forth certain information as of July 31, 2006 regarding the beneficial ownership of our common shares by (i) each person who we believe to be the beneficial owner of more than 5% of our outstanding common shares, (ii) each present director, (iii) each person listed in the Summary Compensation Table under “Executive Compensation,” and (iv) all of our present executive officers and directors as a group.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Approximate Percent of Class
Barry B. Goldstein 1158 Broadway Hewlett, New York	393,400(1)(2)	13.3%
AIA Acquisition Corp 6787 Market Street Upper Darby, Pennsylvania	361,600(3)	11.3%

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Approximate Percent of Class
Eagle Insurance Company c/o The Robert Plan Corporation 999 Stewart Avenue Bethpage, New York	297,378(4)	10.3%
Robert M. Wallach c/o The Robert Plan Corporation 999 Stewart Avenue Bethpage, New York	297,378(5)	10.3%
Jack D. Seibald 1336 Boxwood Drive West Hewlett Harbor, New York	274,750(1)(6)	9.3%
Jay M. Haft 69 Beaver Dam Road Salisbury, Connecticut	182,278(1)(7)	6.2%
Morton L. Certilman 90 Merrick Avenue East Meadow, New York	166,294(1)	5.7%
David A. Lyons 252 Brookdale Road Stamford, Connecticut	20,000(8)	*
All executive officers and directors as a group (6 persons)	1,334,100(1)(2)(6) (7)(8)(9)	43.7%
___________________
   * Less than 1%

(1)	Based upon Schedule 13D filed under the Securities Exchange Act of 1934, as amended, and other filings made with the Securities and Exchange Commission.

(2)
Includes (i) 66,000 shares issuable upon the exercise of options that are currently exercisable, (ii) 8,500 shares held by Mr. Goldstein’s children, and (iii) 11,900 shares held in a retirement trust for the benefit of Mr. Goldstein. Mr. Goldstein disclaims beneficial ownership of the shares held by his children and retirement trust. Excludes shares owned by AIA Acquisition Corp. of which members of Mr. Goldstein’s family are principal stockholders.

(3)
Based upon Schedule 13G filed under the Securities Exchange Act of 1934, as amended, and other information that is publicly available. Includes 312,000 shares issuable upon the conversion of preferred shares that are currently convertible.

(4)	Eagle is a wholly-owned subsidiary of The Robert Plan Corporation.

(5)
Represents shares owned by Eagle, of which Mr. Wallach, one of our directors, is a Vice President. Eagle is a wholly-owned subsidiary of The Robert Plan Corporation, of which Mr. Wallach is President, Chairman and Chief Executive Officer.

(6)
Represents (i) 113,000 shares owned jointly by Mr. Seibald and his wife, Stephanie Seibald; (ii) 100,000 shares owned by SDS Partners I, Ltd., a limited partnership (“SDS”); (iii) 3,000 shares owned by Boxwood FLTD Partners, a limited partnership (“Boxwood”); (iv) 33,000 shares owned by Stewart Spector IRA (“S. Spector”); (v) 3,000 shares owned by Barbara Spector IRA Rollover (“B. Spector”); (vi) 4,000 shares owned by Karen Dubrowsky IRA (“Dubrowsky”); and (vii) 18,750 shares issuable upon the exercise of currently exercisable warrants. Mr. Seibald has voting and dispositive power over the shares owned by SDS, Boxwood, S. Spector, B. Spector and Dubrowsky. The amount reflected as owned by S. Spector includes 30,000 shares issuable upon the exercise of currently exercisable warrants.

(7)	Includes (i) 25,000 shares issuable upon the exercise of currently exercisable options and (ii) 3,076 shares held in a retirement trust for the benefit of Mr. Haft.

(8)	Represents shares issuable upon the exercise of currently exercisable options.

(9)	Includes shares owned by Eagle, of which Mr. Wallach is a Vice President. Mr. Wallach is also President, Chairman and Chief Executive Officer of The Robert Plan, Eagle’s parent.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table sets forth information as of December 31, 2005 with respect to compensation plans (including individual compensation arrangements) under which our common shares are authorized for issuance, aggregated as follows:
•	All compensation plans previously approved by security holders; and
•	All compensation plans not previously approved by security holders.

Equity Compensation Plan Information

	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	328,025	$2.09	481,475
Equity compensation plans not approved by security holders	-0-	-0-	-0-
Total	328,025	$2.09	481,475

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Guaranty

In July 2003, Barry Goldstein, our President and Chief Executive Officer, guaranteed the repayment of $2,500,000 of an $18,000,000 line of credit from Manufacturers and Traders Trust Co. (“M&T”) utilized by our subsidiary, Payments Inc., to finance its premium finance business. Mr. Goldstein also executed a wind-down guaranty pursuant to which, among other things, he agreed with M&T that, in the event M&T had the right to foreclose upon the collateral securing the line, Mr. Goldstein would use his best efforts to assist M&T in the foreclosure process. Pursuant to the wind-down guaranty, Mr. Goldstein is also responsible for any loss suffered by M&T by reason of any breach or misrepresentation that involves, is connected with or arises out of any dishonest or fraudulent act or omission either committed by Mr. Goldstein or known but not timely reported by him to M&T. Effective April 30, 2005, pursuant to the terms of the financing agreement, Mr. Goldstein’s payment guaranty was reduced to $1,250,000. Effective July 28, 2006, in connection with a restructuring and extension of the line of credit, Mr. Goldstein’s payment guaranty terminated; however, the wind-down guaranty remains in effect. In consideration of the payment guaranty, and for so long as the payment guaranty remained in effect, we paid Mr. Goldstein $50,000 per annum and reimbursed him for all premiums paid by him on a $2,500,000 insurance policy on his life. In consideration of the wind-down guaranty, in July 2006, we paid Mr. Goldstein a fee of $50,000.

Subordinated Debt Financing

Effective July 10, 2003, in order to fund our premium finance operations, we obtained $3,500,000 from a private placement of subordinated debt. The subordinated debt was initially repayable on January 10, 2006 and provides for interest at the rate of 12.625% per annum, payable semi-annually. Subject to M&T’s consent, we have the right to prepay the subordinated debt. During 2005, we utilized our M&T line of credit to repay $2,000,000 of the subordinated debt.

In consideration of the debt financing, we issued to the lenders warrants for the purchase of an aggregate of 105,000 of our common shares at an exercise price of $6.25 per share. The warrants were initially scheduled to expire on January 10, 2006. Effective May 25, 2005, the holders of the remaining $1,500,000 of subordinated debt agreed to extend the maturity date of the debt to September 30, 2007. The debt extension was given to satisfy a requirement of M&T that arose in connection with the December 2004 increase in M&T’s revolving line of credit to $25,000,000 and the extension of the line to June 30, 2007. In consideration for the extension of the due date for the subordinated debt, we extended the expiration date of warrants held by the debtholders for the purchase of 97,500 common shares to September 30, 2007.

One of the private placement lenders was a retirement trust established for the benefit of Jack Seibald which loaned us $625,000 and was issued a warrant for the purchase of 18,750 of our common shares. Mr. Seibald is one of our principal stockholders and, effective September 2004, became one of our directors. Mr. Seibald’s retirement trust currently holds approximately $288,000 of the subordinated debt and he indirectly owns or controls 48,750 warrants, including those issued at the time of the loan.

Commercial Mutual Insurance Company

On January 31, 2006, we purchased from Eagle Insurance Company two surplus notes in the aggregate principal amount of $3,750,000 issued by Commercial Mutual Insurance Company. The aggregate purchase price for the surplus notes was $3,075,141, of which $1,303,434 was paid to Eagle by delivery of a six month promissory note. The promissory note was paid in full in July 2006. Commercial Mutual is a New York property and casualty insurer. Eagle is a New Jersey property and casualty insurer under the administrative supervision of the New Jersey Department of Banking and Insurance and owns approximately 10% of our outstanding common stock.

Robert Wallach, one of our directors, is Vice President of Eagle and Chief Executive Officer and Chairman of Eagle’s parent, The Robert Plan Corporation. Additionally, until our purchase of the surplus notes, Mr. Wallach and a number of other Eagle employees were directors of Commercial Mutual. Further, concurrently with the purchase, and following the resignations of Mr. Wallach and four other directors of Commercial Mutual, Jack Seibald, one of our directors, and four other persons (including one of our employees) were elected by the remaining Commercial Mutual directors to the eleven person Board of Directors of Commercial Mutual. In addition, the new Commercial Mutual Board of Directors elected Barry Goldstein, our President and Chief Executive Officer, as its Chairman. Mr. Goldstein had been elected as a director of Commercial Mutual in December 2005.

Relationship

Certilman Balin Adler & Hyman, LLP, a law firm with which Mr. Certilman is affiliated, serves as our counsel. It is presently anticipated that such firm will continue to represent us and will receive fees for its services at rates and in amounts not greater than would be paid to unrelated law firms performing similar services.

PROPOSAL 1: ELECTION OF DIRECTORS

Six directors are to be elected at the meeting to serve until the next annual meeting of stockholders and until their respective successors shall have been elected and have qualified.

Our Restated Certificate of Incorporation provides for cumulative voting of shares for the election of directors. This means that each stockholder has the right to cumulate his votes and give to one or more nominees as many votes as equals the number of directors to be elected (six) multiplied by the number of shares he is entitled to vote. A stockholder may therefore cast his votes for one nominee or distribute them among two or more of the nominees.

Nominees for Directors

All six of the nominees are currently members of our Board. The following table sets forth each nominee’s age as of August 17, 2006, the positions and offices presently held by him with us, and the year in which he became a director. The Board recommends a vote FOR all nominees. The person named as proxy intends to vote cumulatively all shares represented by proxies equally among all nominees for election as directors, unless proxies are marked to the contrary.

Name	Age	Positions and Offices Held	Director Since

Barry B. Goldstein	53	President, Chairman of the Board, Chief Executive Officer, Chief Financial Officer, Treasurer and Director	2001
Morton L. Certilman	74	Secretary and Director	1989
Jay M. Haft	70	Director	1989
David A. Lyons	57	Director	2005
Jack D. Seibald	45	Director	2004
Robert M. Wallach	53	Director	1999

Barry B. Goldstein

Mr. Goldstein was elected our President, Chief Executive Officer, Chief Financial Officer, Chairman of the Board, and a director in March 2001 and our Treasurer in May 2001. Since January 2006, Mr. Goldstein has served as Chairman of the Board of Commercial Mutual Insurance Company, a New York property and casualty insurer, as well as Chairman of its Executive Committee. From April 1997 to December 2004, he served as President of AIA Acquisition Corp., which operated insurance agencies in Pennsylvania and which sold substantially all of its assets to us in May 2003. Mr. Goldstein received his B.A. and M.B.A. from State University of New York at Buffalo, and has been a certified public accountant since 1979.

Morton L. Certilman

Mr. Certilman served as our Chairman of the Board from February 1999 until March 2001. From October 1989 to February 1999, he served as our President. He was elected our Secretary in May 2001 and has served as one of our directors since 1989. Mr. Certilman has been engaged in the practice of law since 1956 and is affiliated with the law firm of Certilman Balin Adler & Hyman, LLP. Mr. Certilman is Chairman of the Long Island Museum of Science and Technology, and was formerly Chairman of the Long Island Regional Planning Board, the Nassau County Coliseum Privatization Commission, and the Northrop/Grumman Master Planning Council. He served as a director of the Long Island Association and the New Long Island Partnership for a period of ten years and currently serves as a director of the Long Island Sports Commission. Mr. Certilman has lectured extensively before bar associations, builders’ institutes, title companies, real estate institutes, banking and law school seminars, The Practicing Law Institute, The Institute of Real Estate Management and at annual conventions of such organizations as the National Association of Home Builders, the Community Associations Institute and the National Association of Corporate Real Estate Executives. He was a member of the faculty of the American Law Institute/American Bar Association, as well as the Institute on Condominium and Cluster Developments of the University of Miami Law Center. Mr. Certilman has written various articles in the condominium field, and is the author of the New York State Bar Association Condominium Cassette and the Condominium portion of the State Bar Association book on AReal Property Titles.@ Mr. Certilman received an LL.B. degree, cum laude, from Brooklyn Law School.

Jay M. Haft

Mr. Haft served as our Vice Chairman of the Board from February 1999 until March 2001. From October 1989 to February 1999, he served as our Chairman of the Board. He has served as one of our directors since 1989. Mr. Haft has been engaged in the practice of law since 1959 and since 1994 has served as counsel to Parker Duryee Rosoff & Haft (and since December 2001, its successor, Reed Smith). From 1989 to 1994, he was a senior corporate partner of Parker Duryee. Mr. Haft is a strategic and financial consultant for growth stage companies. He is active in international corporate finance and mergers and acquisitions. Mr. Haft also represents emerging growth companies. He has actively participated in strategic planning and fund raising for many high-tech companies, leading edge medical technology companies and marketing companies. He is a director of a number of public and private corporations, including DUSA Pharmaceuticals, Inc., whose securities are traded on Nasdaq, and also serves on the Board of the United States-Russian Business Counsel. Mr. Haft is a past member of the Florida Commission for Government Accountability to the People, a past national trustee and Treasurer of the Miami City Ballet, and a past Board member of the Concert Association of Florida. He is also a past trustee of Florida International University Foundation and previously served on the advisory board of the Wolfsonian Museum and Florida International University Law School. Mr. Haft received B.A. and LL.B. degrees from Yale University.

David A. Lyons

Mr. Lyons has served since 2004 as a principal of Den Corporate Advisors, LLC, a consulting firm focused on business, financing, and merger and acquisition strategies for public and private companies. Since 2002, Mr. Lyons has also served as a managing partner of the Nacio Investment Group, whose holdings include Nacio Systems, Inc., a managed hosting company that provides outsourced infrastructure and communication services for mid-size businesses. Prior to forming the Nacio Investment Group, Mr. Lyons served as Vice President of Acquisitions for Expanets, Inc., a national provider of converged communications solutions. Previously, he was Chief Executive Officer of Amnex, Inc. and held various executive management positions at Walker Telephone Systems, Inc. and Inter-tel, Inc. Mr. Lyons serves on the Board of Directors of GoAmerica, Inc., whose securities are traded on Nasdaq. He has served as one of our directors since July 2005.

Jack D. Seibald

Mr. Seibald is a Managing Director of Concept Capital, a division of Sanders Morris Harris, a broker dealer. Mr. Seibald has been affiliated with Sanders Morris Harris and its predecessor firms since 1995 and is a registered representative with extensive experience in equity research and investment management dating back to 1983. Since 1997, Mr. Seibald has also been a Managing Member of Whiteford Advisors, LLC, an investment management firm. He began his career at Oppenheimer & Co. and has also been affiliated with Salomon Brothers, Morgan Stanley & Co. and Blackford Securities. Mr. Seibald is a member of the Board of Directors of Commercial Mutual Insurance Company, a New York property and casualty insurer, and serves as Chairman of its Investments Committee. He holds an M.B.A. from Hofstra University and a B.A. from George Washington University. He has served as one of our directors since 2004.

Robert M. Wallach

Mr. Wallach has served since 1993 as President, Chairman and Chief Executive Officer of The Robert Plan Corporation, a servicer and underwriter of private passenger and commercial automobile insurance. He has served as one of our directors since 1999.

Family Relationships

There are no family relationships among any of our executive officers and directors.

Term of Office

Each director will hold office until the next annual meeting of stockholders and until his successor is elected and qualified or until his earlier resignation or removal. Each executive officer will hold office until the initial meeting of the Board of Directors following the next annual meeting of stockholders and until his successor is elected and qualified or until his earlier resignation or removal.

Committees

Audit Committee

The Audit Committee of the Board of Directors is responsible for overseeing our accounting and financial reporting processes and the audits of our financial statements. The responsibilities and duties of the Audit Committee include the following:

•  assist the Board of Directors in fulfilling its responsibilities by reviewing
•	the financial reports provided by us to the Securities and Exchange Commission, our stockholders or to the general public, and
•	our internal financial and accounting controls,

•	oversee the appointment, compensation, retention and oversight of the work performed by any independent public accountants engaged by us,

•	recommend, establish and monitor procedures designed to improve the quality and reliability of the disclosure of our financial condition and results of operations,

•	recommend, establish and monitor procedures designed to facilitate
•	the receipt, retention and treatment of complaints relating to accounting, internal accounting controls or auditing matters and
•	the receipt of confidential, anonymous submissions by employees of concerns regarding questionable accounting or auditing matters.

The members of the Audit Committee currently are Messrs. Lyons, Haft and Seibald, each of whom is an “independent director” based on the definition of independence in Rule 4200A(a)(15) of the listing standards of the National Association of Securities Dealers. Our Board has adopted a written charter for the Audit Committee.

Nominating Committee

The Nominating Committee of the Board of Directors is responsible for assisting the Board in identifying and recruiting qualified individuals to become Board members and select director nominees to be presented for Board and/or stockholder approval. The members of the Nominating Committee currently are Messrs. Haft, Lyons and Seibald, each of whom is an “independent director” based on the definition of independence in Rule 4200A(a)(15) of the listing standards of the National Association of Securities Dealers. Our Board has adopted a written charter for the Nominating Committee. A copy of the charter is available on our website, www.dcapgroup.com. The Nominating Committee will consider qualified director candidates recommended by stockholders if such recommendations are provided in accordance with the procedures set forth in the section entitled “Stockholder Proposals - Stockholder Nominees” below. At this time, the Nominating Committee has not adopted minimum criteria for consideration of a proposed candidate for nomination.

Compensation Committee

The Compensation Committee of the Board of Directors is responsible for the management of our business and affairs with respect to the compensation of our employees, including the determination of the compensation for our Chief Executive Officer and our other executive officers, the approval of one or more stock option plans and other compensation plans covering our employees, and the grant of stock options and other awards pursuant to stock option plans and other compensation plans. The members of the Compensation Committee currently are Messrs. Seibald, Haft and Lyons.

Report of the Audit Committee

In overseeing the preparation of DCAP=s financial statements as of December 31, 2005 and for the years ended December 31, 2005 and 2004, the Audit Committee met with management to review and discuss all financial statements prior to their issuance and to discuss significant accounting issues. Management advised the Committee that all financial statements were prepared in accordance with generally accepted accounting principles, and the Committee discussed the statements with management. The Committee also discussed with Holtz Rubenstein Reminick LLP, DCAP=s outside auditors, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

The Committee received the written disclosures and letter from Holtz Rubenstein Reminick LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and the Committee discussed the independence of Holtz Rubenstein Reminick LLP with that firm.

On the basis of these reviews and discussions, the Committee recommended to the Board of Directors that the audited financial statements be included in DCAP=s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005, for filing with the Securities and Exchange Commission.

Members of the Audit Committee

David A. Lyons
Jay M. Haft
Jack D. Seibald

Meetings

Our Board of Directors held eight meetings during the fiscal year ended December 31, 2005.

The Audit Committee of the Board of Directors held seven meetings during the fiscal year ended December 31, 2005.

The Nominating Committee of the Board of Directors held one meeting during the fiscal year ended December 31, 2005.

The Compensation Committee of the Board of Directors held four meetings during the fiscal year ended December 31, 2005.

Mr. Haft was the only director to attend fewer than 75% of the aggregate of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which he served during 2005.

We do not have a formal policy regarding director attendance at our annual meeting of stockholders. However, all directors are encouraged to attend. Four of the six Board members were in attendance at last year’s annual meeting of stockholders.

Communications with Board of Directors

Any security holder who wishes to communicate with our Board of Directors or a particular director should send the correspondence to the Board of Directors, DCAP Group, Inc., 1158 Broadway, Hewlett, New York 11557, Attn: Corporate Secretary. Any such communication so addressed will be forwarded by the Corporate Secretary to the members or a particular member of the Board.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16 of the Securities Exchange Act of 1934, as amended, requires that reports of beneficial ownership of common shares and changes in such ownership be filed with the Securities and Exchange Commission by Section 16 “reporting persons,” including directors, certain officers, holders of more than 10% of the outstanding common shares and certain trusts of which reporting persons are trustees. We are required to disclose in this proxy statement each reporting person whom we know to have failed to file any required reports under Section 16 on a timely basis during the fiscal year ended December 31, 2005. To our knowledge, based solely on a review of copies of Forms 3 and 4 filed with the Securities and Exchange Commission and written representations that no other reports were required, during the fiscal year ended December 31, 2005, our officers, directors and 10% stockholders complied with all Section 16(a) filing requirements applicable to them, except that John J. Willis, Jr., formerly our Executive Vice President and Chief Operating Officer, filed a Form 4 late (reporting one transaction) and AIA Acquisition Corp., a 10% stockholder, filed a Form 4 late (reporting one transaction).

INDEPENDENT PUBLIC ACCOUNTANTS

Holtz Rubenstein Reminick, LLP has served as our auditors since 1990 and was selected as our independent public accountants with respect to the fiscal year ended December 31, 2005. We have not yet selected our auditors for the current fiscal year. Our Audit Committee will review Holtz Rubenstein Reminick’s proposal with respect to the audit prior to making a determination regarding the engagement.

It is not expected that a representative of Holtz Rubenstein Reminick will attend the meeting.

The following is a summary of the fees billed to us by Holtz Rubenstein Reminick LLP, our independent auditors, for professional services rendered for the fiscal years ended December 31, 2005 and December 31, 2004:

Fee Category	Fiscal 2005 Fees	Fiscal 2004 Fees
Audit Fees(1)	$90,200	$73,000
Audit-Related Fees(2)	-	-
Tax Fees	-	-
All Other Fees(3)	13,335	12,250
Total Fees	$103,535	$85,250

(1)
Audit Fees consist of aggregate fees billed for professional services rendered for the audit of our annual financial statements and review of the interim financial statements included in quarterly reports or services that are normally provided by the independent auditors in connection with statutory and regulatory filings or engagements for the fiscal years ended December 31, 2005 and December 31, 2004, respectively.

(2)
Audit-Related Fees consist of aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.”

(3)
All Other Fees consist of aggregate fees billed for products and services provided by Holtz Rubenstein Reminick LLP, other than those disclosed above. These fees related to the audits of our wholly-owned subsidiary, DCAP Management Corp., and general accounting consulting services.

The Audit Committee is responsible for the appointment, compensation and oversight of the work of the independent auditors and approves in advance any services to be performed by the independent auditors, whether audit-related or not. The Audit Committee reviews each proposed engagement to determine whether the provision of services is compatible with maintaining the independence of the independent auditors. All of the fees shown above were pre-approved by the Audit Committee.

STOCKHOLDER PROPOSALS

Stockholder proposals intended to be presented at our next annual meeting of stockholders pursuant to the provisions of Rule 14a-8 of the Securities and Exchange Commission, promulgated under the Securities Exchange Act of 1934, as amended, must be received at our offices in Hewlett, New York by April 26, 2007 for inclusion in our proxy statement and form of proxy relating to such meeting.

The following requirements with respect to stockholder proposals and stockholder nominees to our Board of Directors are included in our By-Laws.

Stockholder Proposals

In order for a stockholder to make a proposal at an annual meeting of stockholders, under our By-Laws, timely notice must be received by us in advance of the meeting. To be timely, the proposal must be received by our Secretary at our principal executive offices (as provided below) on a date which is not less than 60 days nor more than 90 days prior to the date which is one year from the date of the mailing of the proxy statement for the prior year=s annual meeting of stockholders. If during the prior year we did not hold an annual meeting, or if the date of the meeting for which a stockholder intends to submit a proposal has changed more than 30 days from the date of the meeting in the prior year, then the notice must be received a reasonable time before we mail the proxy statement for the current year. A stockholder’s notice must set forth as to each matter the stockholder proposes to bring before the annual meeting certain information regarding the proposal, including the following:

•	a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at such meeting;

•	the name and address of the stockholder proposing such business;

•	the class and number of our shares which are beneficially owned by such stockholder; and

•	any material interest of such stockholder in such business.

Stockholder Nominees

In order for a stockholder to nominate a candidate for director, under our By-Laws, timely notice of the nomination must be received by us in advance of the meeting. To be timely, the notice must be received at our principal executive offices (as provided below) not less than 60 days nor more than 90 days prior to the meeting; however, if less than 70 days= notice of the date of the meeting is given to stockholders and public disclosure of the meeting date, pursuant to a press release, is either not made at all or is made less than 70 days prior to the meeting date, notice by a stockholder to be timely made must be so received no later than the close of business on the tenth day following the earlier of the following:

•	the day on which the notice of the date of the meeting was mailed to stockholders, or

•	the day on which such public disclosure of the meeting date was made.

The stockholder sending the notice of nomination must describe various matters, including such information as:

•	the name, age, business and residence addresses, occupation or employment and shares held by the nominee;

•	any other information relating to such nominee required to be disclosed in a proxy statement; and

•	the name, address and number of shares held by the stockholder.

These requirements are separate from and in addition to the requirements a stockholder must meet to have a proposal included in our proxy statement.

Any notice given pursuant to the foregoing requirements must be sent to our Corporate Secretary at 1158 Broadway, Hewlett, New York 11557. The foregoing is only a summary of the provisions of our By-Laws that relate to stockholder proposals and stockholder nominations for director. Any stockholder desiring a copy of our By-Laws will be furnished one without charge upon receipt of a written request therefor.

OTHER BUSINESS

While the accompanying Notice of Annual Meeting of Stockholders provides for the transaction of such other business as may properly come before the meeting, we have no knowledge of any matters to be presented at the meeting other than that listed as Proposal 1 in the notice. However, the enclosed proxy gives discretionary authority in the event that any other matters should be presented.

FORM 10-KSB

This proxy statement is accompanied by a copy of our Annual Report on Form 10-KSB for the year ended December 31, 2005 (excluding exhibits). We may charge a fee equal to our reasonable expenses in furnishing the exhibits.

Barry B. Goldstein Chief Executive Officer
Hewlett, New York August 18, 2006

DCAP GROUP, INC.

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Barry B. Goldstein as proxy, with the power to appoint his substitute, and hereby authorizes him to represent and vote, as designated on the reverse side, all the common shares of DCAP Group, Inc. (the “Company”) held of record by the undersigned at the close of business on August 17, 2006 at the Annual Meeting of Stockholders to be held on September 22, 2006 or any adjournment thereof.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF

DCAP GROUP, INC.

September 22, 2006

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

Please detach along perforated line and mail in the envelope provided.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE    X

1. Election of Directors:

□ FOR ALL NOMINEES

□ WITHHOLD AUTHORITY FOR ALL NOMINEES

□ FOR ALL EXCEPT
(See instructions below)
NOMINEES:

□ Barry B. Goldstein  ________________
□ Morton L. Certilman ________________
□ Jay M. Haft  ________________
□ David A. Lyons  ________________
□ Jack D. Seibald  ________________
□ Robert M. Wallach ________________

The Company’s Restated Certificate of Incorporation provides for cumulative voting of shares for the election of directors, which means that each stockholder has the right to cumulate his votes and give to one or more nominees as many votes as equals the number of directors to be elected (six) multiplied by the number of shares he is entitled to vote. A stockholder may therefore cast his votes for one nominee or distribute them among two or more of the nominees. A vote FOR includes discretionary authority to cumulate votes among nominees. To cumulate specifically votes for any nominee, set forth the number of votes after each nominee.
Instruction: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold.

2. In his discretion, the proxy is authorized to vote upon such other business as may properly come before the meeting.

This proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the election of the named nominees as directors.

To change the address on your account, please check the box at right and indicate your new address in the space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. □

Signature of Stockholder ________________________ Date:_________________

Signature of Stockholder ________________________ Date:_________________

Note: Please sign exactly as name appears above. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by duly authorized officer, giving full title as such. If a partnership or limited liability company, please sign in partnership or limited liability company name by authorized person.